Exhibit 99.2

 First Quarter 2017Financial Summary  May 3, 2017

 This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights and ownership of a servicer; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Non-GAAP Financial MeasuresBased upon recent regulatory guidance and interpretations on the use of non-GAAP financial measures, in its fourth quarter 2016 filings, news releases and presentations, the Company furnished both unrevised non-GAAP financial measures that excluded the premium amortization adjustment (“PAA”) as well as revised non-GAAP financial measures that included the PAA. In addition, the Company indicated that the fourth quarter 2016 would be the final quarter that the Company would report core earnings metrics that exclude the PAA. Beginning with the first quarter 2017, the Company is no longer disclosing non-GAAP financial measures that exclude the PAA. However, given its usefulness in evaluating the Company’s financial performance, the Company is continuing to separately disclose the PAA. Additionally, comparative prior period results reported in the current and future periods will conform to the revised presentation.The Company believes its non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating the Company’s performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings is provided on page 7 of this financial summary.    Safe Harbor Notice  1

Q1 2017 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

	For the quarters ended	
	March 31, 2017	December 31, 2016
Income Statement		
GAAP net income per average common share	$0.41	$1.79
Core earnings per average common share [1]	$0.29	$0.53
PAA cost (benefit) per average common share	0.02	(0.23)
Annualized return on average equity	13.97%	57.23%
Annualized core return on average equity	10.09%	17.53%
Balance Sheet		
Book value per common share	$11.23	$11.16
Leverage at period-end [2]	5.6x	5.8x
Economic leverage at period-end [3]	6.1x	6.4x
Capital ratio at period-end [4]	13.8%	13.1%
Portfolio		
Agency mortgage-backed securities and debentures	$72,708,490	$75,589,873
Mortgage servicing rights	632,166	652,216
Residential credit portfolio [5]	2,778,452	2,468,318
Commercial real estate investments [6]	5,550,464	5,881,236
Corporate debt	841,265	773,274
Total residential and commercial investments	$82,510,837	$85,364,917
Net interest margin [7]	1.47%	2.49%
Average yield on interest earning assets [8]	2.74%	3.81%
Net interest spread	1.15%	2.28%
Other Information		
Annualized operating expenses as a % of average assets	0.25%	0.25%
Annualized operating expenses as a % of average equity	1.71%	1.72%

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix. Core earnings, core earnings per average common share and annualized core return on average equity represent non-GAAP measures. This presentation also includes additional non-GAAP measures, including economic interest expense and economic net interest income. See the section titled "Non-GAAP Reconciliations" in the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings is provided on page 7 of this financial summary.

2

Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Portfolio-Related Data:					
Agency mortgage-backed securities and debentures	$72,708,490	$75,589,873	$73,476,105	$64,862,992	$65,596,859
Mortgage servicing rights	632,166	652,216	492,169	-	-
Residential credit portfolio	2,778,452	2,468,318	2,439,704	1,717,870	1,658,674
Commercial real estate investments [1]	5,550,464	5,881,236	6,033,576	6,168,723	6,385,579
Corporate debt	841,265	773,274	716,831	669,612	639,481
Total residential and commercial investments	$82,510,837	$85,364,917	$83,158,385	$73,419,197	$74,280,593
Total assets	$84,658,957	$87,905,046	$86,909,306	$77,716,470	$77,443,965
Average TBA position	$10,655,785	$14,613,149	$17,280,237	$14,592,236	$15,110,947
Residential Investment Securities:					
% Fixed-rate	85%	83%	81%	92%	93%
% Adjustable-rate	15%	17%	19%	8%	7%
Weighted average experienced CPR for the period [2]	11.5%	15.6%	15.9%	12.7%	8.8%
Weighted average projected long-term CPR at period end [2]	10.0%	10.1%	14.4%	13.0%	11.8%
Net premium and discount balance in Residential Investment Securities	$5,149,099	$5,318,376	$4,920,750	$4,626,548	$4,741,900
Net premium and discount balance as % of stockholders' equity	40.74%	42.32%	37.13%	40.05%	40.71%

(1) Includes consolidated variable interest entities ("VIEs") and loans held for sale.
(2) The change in constant prepayment rate ("CPR") between the September 2016 and June 2016 quarters largely reflects the change in portfolio mix due to the Company's acquisition of Hatteras Financial Corp. (the "Hatteras Acquisition").

3

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Liabilities, Capital and Hedging Data:					
Repurchase agreements	$62,719,087	$65,215,810	$61,784,121	$53,868,385	$54,448,141
Other secured financing	$3,876,150	$3,884,708	$3,804,742	$3,588,326	$3,588,326
Securitized debt of consolidated VIEs	$3,477,059	$3,655,802	$3,712,821	$3,748,289	$3,802,682
Participation sold	$12,760	$12,869	$12,976	$13,079	$13,182
Mortgages payable	$311,707	$311,636	$327,632	$327,643	$334,765
Total debt	$70,396,763	$73,080,825	$69,642,292	$61,545,722	$62,187,096
Total liabilities	$72,011,608	$75,329,074	$73,647,503	$66,154,597	$65,785,958
Cumulative redeemable preferred stock	$1,200,559	$1,200,559	$1,200,559	$913,059	$913,059
Common equity[1]	$11,439,467	$11,367,621	$12,053,103	$10,640,156	$10,735,393
Total Annaly stockholders' equity	$12,640,026	$12,568,180	$13,253,662	$11,553,215	$11,648,452
Non-controlling interests	$7,323	$7,792	$8,141	$8,658	$9,555
Total equity	$12,647,349	$12,575,972	$13,261,803	$11,561,873	$11,658,007
Weighted average days to maturity of repurchase agreements	88	96	128	129	136
Weighted average rate on repurchase agreements, at period-end	1.15%	1.07%	1.07%	1.02%	0.99%
Weighted average rate on repurchase agreements, for the quarter	1.07%	1.01%	0.97%	1.00%	0.95%
Leverage at period-end	5.6x	5.8x	5.3x	5.3x	5.3x
Economic leverage at period-end	6.1x	6.4x	6.1x	6.1x	6.2x
Capital ratio at period-end	13.8%	13.1%	13.3%	13.2%	13.2%
Book value per common share	$11.23	$11.16	$11.83	$11.50	$11.61
Total common shares outstanding	1,018,971	1,018,913	1,018,858	924,930	924,853
Hedge ratio[2]	63%	56%	52%	49%	51%
Weighted average pay rate on interest rate swaps[3]	2.25%	2.22%	2.25%	2.28%	2.26%
Weighted average receive rate on interest rate swaps[3]	1.15%	1.02%	0.88%	0.74%	0.69%
Weighted average net rate on interest rate swaps	1.10%	1.20%	1.37%	1.54%	1.57%

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and to be announced ("TBA") notional outstanding.
(3) Excludes forward starting swaps; weighted average fixed rate on forward starting receive fixed swaps was 1.38% as of June 30, 2016. There were no forward starting swaps as of March 31, 2017, December 31, 2016, September 30, 2016 or March 31, 2016.

4

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Performance-Related Data:					
Total interest income	$587,727	$807,022	$558,668	$457,118	$388,143
Total interest expense	$198,425	$183,396	$174,154	$152,755	$147,447
Net interest income	$389,302	$623,626	$384,514	$304,363	$240,696
Total economic interest expense (1)	$287,391	$276,237	$277,254	$261,056	$270,571
Economic net interest income (1)	$300,336	$530,785	$281,414	$196,062	$117,572
GAAP net income (loss)	$440,408	$1,848,483	$730,880	($278,497)	($868,080)
GAAP net income (loss) available (related) to common shareholders	$417,038	$1,825,097	$708,413	($296,104)	($885,910)
GAAP net income (loss) per average common share	$0.41	$1.79	$0.70	($0.32)	($0.96)
Core earnings	$318,028	$565,940	$309,002	$196,593	$123,349
Core earnings available to common shareholders	$294,555	$542,467	$286,199	$178,601	$105,357
Core earnings per average common share	$0.29	$0.53	$0.29	$0.19	$0.11
PAA cost (benefit)	$17,870	($238,941)	$3,891	$85,583	$168,408
PAA cost (benefit) per average common share	$0.02	($0.23)	$0.00	$0.10	$0.19
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared	$329,164	$329,147	$325,091	$295,471	$295,448
Annualized return (loss) on average equity	13.97%	57.23%	23.55%	(9.60%)	(29.47%)
Annualized return (loss) on average equity per unit of economic leverage	2.29%	8.94%	3.86%	(1.57%)	(4.75%)
Annualized core return on average equity	10.09%	17.53%	10.09%	6.78%	4.19%
Annualized core return on average equity per unit of economic leverage	1.65%	2.74%	1.65%	1.11%	0.68%
Net interest margin	1.47%	2.49%	1.40%	1.15%	0.79%
Average yield on interest earning assets	2.74%	3.81%	2.70%	2.48%	2.09%
Average cost of interest bearing liabilities	1.59%	1.53%	1.57%	1.68%	1.73%
Net interest spread	1.15%	2.28%	1.13%	0.80%	0.36%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll transactions.

5

Components of Economic Net Interest Income

Unaudited, dollars in thousands

	For the quarters ended				
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Interest income:					
Residential Investment Securities	$515,910	$740,664	$493,226	$394,850	$315,717
Residential mortgage loans	3,864	2,539	1,608	-	-
Commercial investment portfolio	64,345	61,431	61,240	59,578	70,187
Reverse repurchase agreements	3,608	2,388	2,594	2,690	2,239
Total interest income	$587,727	$807,022	$558,668	$457,118	$388,143
Economic interest expense:					
Repurchase agreements	$173,090	$162,676	$154,083	$136,176	$132,891
Interest expense on swaps used to hedge cost of funds(1)	88,966	92,841	103,100	108,301	123,124
Securitized debt of consolidated VIEs	14,850	12,087	12,046	11,226	9,033
Participation sold	153	155	157	157	158
Other	10,332	8,478	7,868	5,196	5,365
Total economic interest expense	$287,391	$276,237	$277,254	$261,056	$270,571
Economic net interest income	$300,336	$530,785	$281,414	$196,062	$117,572

(1) Included within realized losses on interest rate swaps. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll transactions.

6

GAAP to Core Reconciliation

Unaudited, dollars in thousands

	For the quarters ended				
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Core earnings reconciliation					
GAAP net income (loss)	$440,408	$1,848,483	$730,880	($278,497)	($868,080)
Less:					
Realized (gains) losses on termination of interest rate swaps	-	55,214	(1,337)	60,064	-
Unrealized (gains) losses on interest rate swaps	(149,184)	(1,430,668)	(256,462)	373,220	1,031,720
Net (gains) losses on disposal of investments	(5,235)	(7,782)	(14,447)	(12,535)	1,675
Net (gains) losses on trading assets	(319)	139,470	(162,981)	(81,880)	(125,189)
Net unrealized (gains) losses on investments measured at fair value through earnings	(23,683)	(110,742)	(29,675)	54,154	(128)
Bargain purchase gain	-	-	(72,576)	-	-
Corporate acquisition related expenses[1]	-	-	46,724	2,163	-
Net (income) loss attributable to noncontrolling interest	103	87	336	385	162
Plus:					
TBA dollar roll income[2]	69,968	98,896	90,174	79,519	83,189
MSR amortization[3]	(14,030)	(27,018)	(21,634)	-	-
Core earnings	$318,028	$565,940	$309,002	$196,593	$123,349
PAA cost (benefit)	$17,870	($238,941)	$3,891	$85,583	$168,408

(1) Represents transaction costs incurred in connection with the Hatteras Acquisition.
(2) Represents a component of Net gains (losses) on trading assets.
(3) Represents a component of Net unrealized gains (losses) on investments measured at fair value through earnings.

7

Changes in Key Metrics

Unaudited

	For the quarters ended				
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Book value, per common share rollforward:					
Book value, per common share, beginning of period	$11.16	$11.83	$11.50	$11.61	$11.73
Net income (loss) attributable to common stockholders	0.41	1.79	0.70	(0.32)	(0.96)
Other comprehensive income (loss) attributable to common stockholders	(0.04)	(2.16)	0.00	0.51	1.11
Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
Issuance of common stock	0.00	0.00	(0.07)	0.00	0.00
Buyback of common stock	0.00	0.00	0.00	0.00	0.03
Book value, per common share, end of period	$11.23	$11.16	$11.83	$11.50	$11.61
Changes in net interest margin					
Prior quarter net interest margin	2.49%	1.40%	1.15%	0.79%	1.80%
Quarter-over-quarter changes in contribution:					
Coupon on average interest-earning assets (including average TBA dollar roll balances)	0.11%	0.08%	(0.18%)	(0.05%)	(0.04%)
Net amortization of premiums	(0.92%)	0.93%	0.34%	0.39%	(0.86%)
Interest expense and realized gain (loss) on interest rate swaps	(0.10%)	0.04%	0.09%	0.03%	(0.05%)
TBA dollar roll income	(0.11%)	0.04%	0.00%	(0.01%)	(0.06%)
Current quarter net interest margin	1.47%	2.49%	1.40%	1.15%	0.79%
Changes in net interest spread					
Prior quarter net interest spread	2.28%	1.13%	0.80%	0.36%	1.47%
Quarter-over-quarter changes in contribution:					
Coupon on average interest earning assets	(0.03%)	(0.01%)	(0.19%)	(0.09%)	(0.02%)
Net amortization of premiums	(1.04%)	1.12%	0.41%	0.48%	(1.04%)
Average cost of interest bearing liabilities[1]	(0.06%)	0.04%	0.11%	0.05%	(0.05%)
Current quarter net interest spread	1.15%	2.28%	1.13%	0.80%	0.36%

(1) Includes interest expense on interest rate swaps used to hedge cost of funds.

8

Changes in Key Metrics

Unaudited

	For the quarters ended				
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Changes in GAAP return on average equity					
Prior quarter GAAP return on average equity	57.23%	23.55%	(9.60%)	(29.47%)	22.15%
Quarter-over-quarter changes in contribution:					
Coupon income	0.68%	(0.46%)	0.02%	(0.37%)	0.87%
Net amortization of premiums and accretion of discounts	(7.02%)	7.44%	2.24%	2.94%	(6.76%)
Interest expense and realized gain (loss) on interest rate swaps	(0.70%)	0.73%	0.14%	0.24%	(0.81%)
Realized (gains) losses on termination of interest rate swaps	1.71%	(1.75%)	2.11%	(2.07%)	0.00%
Unrealized (gains) / losses on interest rate swaps	(39.57%)	36.03%	21.12%	22.17%	(50.34%)
Realized and unrealized (gains) / losses on investments and trading assets	1.58%	(7.32%)	5.29%	(2.81%)	5.10%
Bargain purchase gain	0.00%	(2.34%)	2.34%	0.00%	0.00%
Other(1)	0.06%	1.35%	(0.11%)	(0.23%)	0.32%
Current quarter GAAP return on average equity	13.97%	57.23%	23.55%	(9.60%)	(29.47%)
Changes in core return on average equity					
Prior quarter core return on average equity	17.53%	10.09%	6.78%	4.19%	10.89%
Quarter-over-quarter changes in contribution:					
Coupon income	0.68%	(0.46%)	0.02%	(0.37%)	0.88%
Net amortization of premiums	(7.04%)	7.32%	2.36%	2.95%	(6.76%)
Economic interest expense and other swaps expense	(0.70%)	0.73%	0.14%	0.24%	(0.81%)
TBA dollar roll income	(0.84%)	0.16%	0.17%	(0.08%)	(0.32%)
Other(2)	0.46%	(0.31%)	0.62%	(0.15%)	0.31%
Current quarter core return on average equity	10.09%	17.53%	10.09%	6.78%	4.19%

(1) Includes other income (loss), general and administrative expenses and income taxes.

(2) Includes other income (loss), mortgage servicing rights ("MSR") amortization (a component of Net unrealized gains (losses) on financial instruments measured at fair value through earnings), general and administrative expenses (excluding corporate acquisition related expenses) and income taxes.

9

   Unaudited  Impact of PAA on Key Metrics  10        For the quarters ended                March 31,  December 31,  September 30,  June 30,  March 31,        2017  2016  2016  2016  2016  As reported:                   Annualized core return on average equity    10.09%  17.53%  10.09%  6.78%  4.19%  Net interest margin    1.47%  2.49%  1.40%  1.15%  0.79%  Net interest spread    1.15%  2.28%  1.13%  0.80%  0.36%  Average yield on interest earning assets    2.74%  3.81%  2.70%  2.48%  2.09%                Impact of PAA on Reported Result: Cost / (Benefit)                   Annualized core return on average equity    0.57%  (7.40%)  0.00%  2.95%  5.72%  Net interest margin    0.08%  (0.96%)  0.02%  0.39%  0.75%  Net interest spread    0.09%  (1.13%)  0.02%  0.47%  0.91%  Average yield on interest earning assets    0.09%  (1.13%)  0.02%  0.47%  0.91%

Residential Investments and TBA Derivative Overview as of March 31, 2017

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$7,235,033	12.1%	3.15%	103.8%	103.3%	9.1%	$7,471,121
20 years	5,106,987	8.5%	3.49%	104.7%	104.1%	12.7%	5,314,919
>=30 years	47,676,928	79.4%	3.77%	106.4%	104.2%	9.9%	49,661,983
Total/Weighted Avg.	$60,018,948	100.0%	3.67%	105.9%	104.0%	10.1%	$62,448,023

TBA Purchase Contracts					
Type	Notional Value	% (2)	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$4,080,000	40.3%	2.90%	$4,151,160	$4,162,481
30-year	6,041,000	59.7%	3.80%	6,254,565	6,268,126
Total/Weighted Avg.	$10,121,000	100.0%	3.43%	$10,405,725	$10,430,607

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$4,473,754	51.2%	2.96%	104.1%	104.9%	25.2%	$4,690,738
25 - 40 months	2,560,458	29.3%	2.44%	103.3%	103.0%	19.2%	2,636,946
41 - 60 months	639,247	7.3%	2.82%	103.6%	102.6%	16.4%	655,617
61 - 90 months	450,372	5.2%	3.02%	103.7%	102.6%	12.8%	461,954
>90 months	607,730	7.0%	2.99%	102.9%	102.0%	9.1%	620,180
Total/Weighted Avg.	$8,731,561	100.0%	2.80%	103.7%	103.8%	21.1%	$9,065,435

(1) Weighted by face value.
(2) Weighted by notional value.

11

Residential Investments and TBA Derivative Overview as of March 31, 2017 (cont'd)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [1]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-Only	$4,391,529	56.5%	3.27%	13.3%	11.7%	10.0%	$513,700
Inverse Interest-Only	3,375,555	43.5%	5.16%	23.6%	20.2%	11.0%	681,332
Total/Weighted Avg.	$7,767,084	100.0%	4.09%	17.8%	15.4%	10.4%	$1,195,032

Mortgage Servicing Rights					
Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$54,252,500	3.83%	0.24%	12.6	$632,166

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$639,847	24.7%	5.23%	100.9%	107.4%	$686,943
Alt-A	216,336	6.9%	4.19%	84.0%	88.0%	190,453
Prime	204,218	6.8%	4.66%	86.9%	92.7%	189,229
Subprime	734,883	24.5%	2.59%	89.1%	92.8%	681,679
NPL/RPL	206,690	7.5%	4.07%	100.1%	100.4%	207,459
Prime Jumbo	124,090	4.5%	3.50%	100.4%	100.8%	125,111
Prime Jumbo Interest-Only	823,708	0.5%	0.38%	1.7%	1.8%	15,162
Residential Mortgage Loans	671,855	24.6%	4.33%	102.1%	101.6%	682,416
Total/Weighted Avg.	$3,621,627	100.0%	3.21%			$2,778,452

(1) Weighted by notional value.
(2) Weighted by fair value.

12

Residential Credit Investments Detail as of March 31, 2017 (1)

Unaudited, dollars in thousands

By Sector Product					
Product	Market Value	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Alt-A	$190,453	4.19%	10.06%	11.78%	8.08%
Prime	189,229	4.66%	0.91%	10.05%	13.16%
Subprime	681,679	2.59%	26.31%	20.21%	4.57%
Prime Jumbo (>=2010 Vintage)	125,111	3.50%	16.26%	0.21%	13.65%
Prime Jumbo (>=2010 Vintage) Interest Only	15,162	0.38%	0.00%	0.07%	12.30%
Re-Performing Loan Securitizations	62,925	3.97%	45.25%	26.16%	3.85%
Agency Credit Risk Transfer	635,582	5.11%	1.24%	0.20%	13.66%
Private Label Credit Risk Transfer	51,361	6.56%	8.49%	2.71%	4.84%
Non-Performing Loan Securitizations	144,534	4.12%	52.78%	67.08%	3.77%
Total	**$2,096,036**	**2.95%**	**11.97%**	**10.54%**	**9.73%**

Market Value By Sector and Payment Structure			
Product	Senior	Subordinate	Total
Alt-A	$103,190	$87,263	$190,453
Prime	28,228	161,001	189,229
Subprime	297,179	384,500	681,679
Prime Jumbo (>=2010 Vintage)	115,000	10,111	125,111
Prime Jumbo (>=2010 Vintage) Interest Only	15,162	-	15,162
Re-Performing Loan Securitizations	62,925	-	62,925
Agency Credit Risk Transfer	-	635,582	635,582
Private Label Credit Risk Transfer	-	51,361	51,361
Non-Performing Loan Securitizations	143,588	946	144,534
Total	**$765,272**	**$1,330,764**	**$2,096,036**

Market Value By Sector and Bond Coupon					
Product	ARM	Fixed	Floater	Interest Only	Total
Alt-A	$53,609	$104,737	$32,107	$ -	$190,453
Prime	82,027	107,202	-	-	189,229
Subprime	-	81,470	600,209	-	681,679
Prime Jumbo (>=2010 Vintage)	4,674	120,437	-	-	125,111
Prime Jumbo (>=2010 Vintage) Interest Only	-	-	-	15,162	15,162
Re-Performing Loan Securitizations	-	62,925	-	-	62,925
Agency Credit Risk Transfer	-	-	635,582	-	635,582
Private Label Credit Risk Transfer	-	-	51,361	-	51,361
Non-Performing Loan Securitizations	-	144,534	-	-	144,534
Total	**$140,310**	**$621,305**	**$1,319,259**	**$15,162**	**$2,096,036**

(1) Excludes Residential Mortgage Loans.

13

Commercial Real Estate Overview as of March 31, 2017

Unaudited, dollars in thousands

Debt Held for Investment	Number of Loans		Book Values (1)	% of Respective Portfolio	Weighted Avg LTV (2) (3)	Weighted Avg Maturity (years) (4)	Economic Interest	Levered Return(5)
	GAAP						Non-GAAP	
Financeable First Mortgages	14	$	567,344	57.6%	68.8%	3.35	168,982	11.0%
Senior Participation Sold	1		16,485	1.7%	65.9%	0.08	3,731	5.6%
Mezzanine Loan Investments	28		392,291	39.8%	69.7%	3.62	350,473	9.6%
Preferred Equity Investments	1		8,971	0.9%	95.6%	1.67	9,000	11.2%
Total Debt Investments	**44**	**$**	**985,091**	**100.0%**	**69.3%**	**3.39**	**532,186**	**10.0%**

Securitized Whole Loans and CMBS at Fair Value	Number of Loans		Fair Value	% of Respective Portfolio	Weighted Avg LTV	Weighted Avg Maturity (years)	Economic Interest	Levered Return(5)
Securitized Whole Loans at Fair Value	79	$	3,700,635	90.2%	77.5%	5.63	269,439	9.1%
AAA CMBS	12		363,406	8.9%	30.9%	1.55	49,542	13.9%
Credit CMBS	2		38,572	0.9%	69.5%	9.84	31,784	7.0% (6)
Total Securitized Whole Loans and CMBS at Fair Value	**93**	**$**	**4,102,613**	**100.0%**	**73.3%**	**5.30**	**350,765**	**9.6%**
Total Debt, Securitized Whole Loans and CMBS at Fair Value	**137**	**$**	**5,087,704**	**100.0%**	**72.5%**	**4.93**	**882,951**	**9.9%**

Equity Investments	Number of Properties		Book Value	% of Respective Portfolio	Economic Interest
Real Estate Held for Investment	26	$	403,965	87.3%	147,454
Investment in Unconsolidated Joint Ventures	7		58,795	12.7%	67,242
Total Equity Investments	**33**	**$**	**462,760**	**100.0%**	**214,696**
Total		**$**	**5,550,464**		**1,097,647**

(1) Book values net of unamortized net origination fees.
(2) Total weighted based on book value.
(3) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date, and on an "as is" basis at the time of underwriting.
(4) Maturity dates assume all of the borrowers' extension options are exercised.
(5) Levered Return – Debt Investments, Securitized Whole Loans and commercial mortgage-backed securities ("CMBS") at Fair Value: represents the current coupon plus fees amortized over initial loan term, less any related financing costs.
(6) Current weighted average levered returns equal 7.0%. Adjusted weighted average return to reflect subsequent change in financing economics is 13.0%.

14

 Unaudited, dollars in thousands    Middle Market Lending Overview as of March 31, 2017    15  Industry Dispersion        Industry  Fixed Rate  Floating Rate  Total  Aircraft and Parts   $ -    $ 31,999    $ 31,999   Commercial Fishing   -    38,816    38,816   Computer Programming, Data Processing, and Other Computer Related Services   -    132,614    132,614   Drugs   -    33,837    33,837   Groceries and Related Products   -    14,865    14,865   Grocery Stores   -    23,689    23,689   Home Health Care Services   -    24,176    24,176   Insurance Agents, Brokers and Service   4,402    73,234    77,636   Management and Public Relations Services   -    16,518    16,518   Medical and Dental Laboratories   -    17,215    17,215   Miscellaneous Business Services   84,524    -    84,524   Miscellaneous Equipment Rental & Leasing   -    19,623    19,623   Miscellaneous Health and Allied Services, not elsewhere classified   -    9,764    9,764   Miscellaneous Nonmetallic Minerals, except Fuels   -    24,694    24,694   Miscellaneous Plastic Products   -    26,996    26,996   Motor Vehicles and Motor Vehicle Parts and Supplies   -    12,291    12,291   Offices and Clinics of Doctors of Medicine   -    92,171    92,171   Personnel Supply Services   -    34,726    34,726   Public Warehousing & Storage   -    55,287    55,287   Research, Development, and Testing Services   -    17,744    17,744   Schools and Educational Services, not elsewhere classified   -    20,916    20,916   Surgical, Medical, and Dental Instruments and Supplies   -    13,240    13,240   Telephone Communications   -    17,924    17,924   Total   $ 88,926    $ 752,339    $ 841,265               Size Dispersion        Position Size     Amount  Percentage   $0 - $20 million       $ 199,294   23.7%   $20 - $40 million       354,715   42.1%   $40 - $60 million       141,985   16.9%   greater than $60 million       145,271   17.3%   Total       $ 841,265   100.0%              Tenor Dispersion        Remaining Term     Amount  Percentage   One year or less       $ -   0.0%   One to three years       65,553   7.8%   Three to five years       435,262   51.7%   Greater than five years       340,450   40.5%   Total       $ 841,265   100.0%              Lien Position     Amount     First lien loans      $ 554,218   65.9%  Second lien loans      198,121   23.6%  Second lien notes      84,524   10.0%  Subordinated notes      4,402   0.5%  Total      $ 841,265   100.0%

Hedging and Liabilities as of March 31, 2017

Unaudited, dollars in thousands

Interest Rate Swaps				
	Current	Weighted Avg.	Weighted Avg.	Weighted Avg.
Maturity	Notional	Pay Rate	Receive Rate	Years to Maturity
0 to <3 years	$4,642,000	1.40%	1.23%	2.70
>=3 to <6 years	10,190,000	2.11%	1.07%	4.05
>= 6 to <10 years	9,200,600	2.39%	1.21%	7.77
Greater than 10 years	3,826,400	3.65%	1.01%	18.70
Total / Weighted Avg.	$27,859,000	2.25%	1.15%	6.82

Futures Positions			
	Notional	Notional	Weighted Avg.
	Long	Short	Years to
Type	Positions	Positions	Maturity[1]
2-year Swap Equivalent Eurodollar Contracts	-	(16,689,000)	2.00
U.S. Treasury Futures - 5 year	-	(1,697,200)	4.42
U.S. Treasury Futures - 10 year & Greater	-	(2,370,000)	7.17
Total	-	($20,756,200)	2.79

Repurchase Agreements & Other Secured Financing		
		Weighted Avg.
	Principal	Rate
Maturity	Balance	At Period End
Within 30 days	$28,677,802	1.02%
30 to 59 days	6,227,321	0.99%
60 to 89 days	11,004,867	1.29%
90 to 119 days	3,625,633	1.24%
Over 120 days[2]	17,059,614	1.31%
Total / Weighted Avg.	$66,595,237	1.15%

	Principal	Weighted Average Rate		
	Balance	At Period End	For the Quarter	Days to Maturity[3]
Repurchase agreements	$62,719,087	1.15%	1.07%	88
Other secured financing	3,876,150	1.14%	1.07%	1,380
Securitized debt of consolidated VIEs	3,420,555	1.41%	1.66%	2,365
Participation sold	12,743	5.58%	4.77%	31
Mortgages payable	314,847	4.23%	4.46%	2,843
Total indebtedness	$70,343,382			

(1) Weighted average years to maturity for futures positions are based off of the Treasury contracts cheapest to deliver.
(2) Approximately 10% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(3) Determined based on estimated weighted-average lives of the underlying debt instruments.

16

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of March 31, 2017 and December 31, 2016.
- The interest rate sensitivity reflects instantaneous parallel shifts in rates.
- The MBS spread sensitivity shifts mortgage-backed securities spreads instantaneously and reflects exposure to mortgage-backed securities basis risk.
- All tables assume no active management of the portfolio in response to rate or spread changes.

Interest Rate Sensitivity (1)

	As of March 31, 2017		As of December 31, 2016	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)
(75)	0.6%	3.9%	0.7%	5.0%
(50)	0.5%	3.6%	0.6%	4.4%
(25)	0.3%	2.3%	0.4%	2.6%
25	(0.5%)	(3.0%)	(0.5%)	(3.3%)
50	(1.0%)	(6.7%)	(1.1%)	(7.3%)
75	(1.6%)	(10.8%)	(1.7%)	(11.8%)

MBS Spread Sensitivity (1)

	As of March 31, 2017		As of December 31, 2016	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)
(25)	1.5%	10.0%	1.5%	10.2%
(15)	0.9%	6.0%	0.9%	6.1%
(5)	0.3%	2.0%	0.3%	2.0%
5	(0.3%)	(2.0%)	(0.3%)	(2.0%)
15	(0.9%)	(5.9%)	(0.9%)	(6.0%)
25	(1.5%)	(9.8%)	(1.5%)	(10.0%)

(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.

(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.

(3) Net asset value ("NAV") represents book value of common equity.

17

 Appendix

   Endnotes for Page 2  Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, corporate acquisition related expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs (a component of net unrealized gains (losses) on investments measured at fair value through earnings).For purposes of calculating the Company’s leverage ratio, debt consists of repurchase agreements, other secured financing, securitized debt, participation sold and mortgages payable. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. The ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities).Comprised of non-Agency mortgage-backed securities, credit risk transfer securities and residential mortgage loans.Includes consolidated VIEs and loans held for sale.Represents the sum of the Company’s annualized economic net interest income (inclusive of interest expense on interest rate swaps used to hedge cost of funds) plus TBA dollar roll income (less interest expense on swaps used to hedge TBA dollar roll transactions) divided by the sum of its average interest-earning assets plus average outstanding TBA derivative balances.Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period.   19

Non-GAAP Reconciliations

Unaudited, dollars in thousands

- To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016 is provided on page 7 of this financial summary.

	For the quarters ended				
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Economic Interest Expense Reconciliation					
GAAP interest expense	$198,425	$183,396	$174,154	$152,755	$147,447
Add:					
Interest expense on interest rate swaps used to hedge cost of funds	88,966	92,841	103,100	108,301	123,124
Economic interest expense	$287,391	$276,237	$277,254	$261,056	$270,571
Economic Core Metrics					
Interest Income	$587,727	$807,022	$558,668	$457,118	$388,143
Average interest earning assets	$85,664,151	$84,799,222	$82,695,270	$73,587,753	$74,171,943
Average yield on interest earning assets	2.74%	3.81%	2.70%	2.48%	2.09%
Economic interest expense	$287,391	$276,237	$277,254	$261,056	$270,571
Average interest bearing liabilities	$72,422,968	$72,032,600	$70,809,712	$62,049,474	$62,379,695
Average cost of interest bearing liabilities	1.59%	1.53%	1.57%	1.68%	1.73%
Net interest spread	1.15%	2.28%	1.13%	0.80%	0.36%
Net interest margin	1.47%	2.49%	1.40%	1.15%	0.79%

20